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                                                                       EX 10.6.1

                              CONSENT AND AGREEMENT

                          Dated as of February 23, 2004

        THIS CONSENT AND AGREEMENT (this "Agreement") is by and among Semiconductor Manufacturing International Corporation, a company limited by shares established under the laws of the Cayman Islands (the "Company"), Motorola, Inc., a Delaware corporation ("MINC") and Motorola (China) Electronics Limited, a wholly foreign-owned enterprise formed in the Tianjin Economic Technological Area in Tianjin, China, in accordance with the laws of the People's Republic of China and an indirect wholly-owned subsidiary of MINC ("MCEL" and, together with MINC, the "Investors").

                                    RECITALS

        WHEREAS, the Company, the Investors and certain other shareholders of the Company have previously entered into a Fifth Amended and Restated Registration Rights Agreement, effective as of December 5, 2003 (the "Prior Agreement");

        WHEREAS, in connection with the Company's initial public offering (the "IPO"), the Company and certain of its shareholders have entered into a Sixth Amended and Restated Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement", capitalized terms used in this Agreement shall have the meanings given to them in the Registration Rights Agreement, unless otherwise defined herein), which Registration Rights Agreement shall become effective upon the effectiveness of the registration statement relating to the IPO and shall amend and restate the Prior Agreement in its entirety with respect to such shareholders;

        WHEREAS, pursuant to Section 5(e) of the Prior Agreement, no amendment or waiver of any provision of the Prior Agreement that adversely affects the Investors but does not so adversely affect all holders of Registrable Securities shall be effective against the Investors unless such amendment or waiver is approved in writing by the Investors;

        WHEREAS, certain of the provisions of the Registration Rights Agreement may adversely affect the Investors but may not so adversely affect all other holders of Registrable Securities;

        WHEREAS, the Company desires that each of the Investors agrees to become a party to the Registration Rights Agreement and obtain the rights and become subject to the rights and obligations of a Large Original Shareholder thereunder, subject to such additional rights as may be consented to by the Company hereby;

        WHEREAS, in consideration for agreeing to become a party to the Registration Rights Agreement as a Large Original Shareholder, each of the Investors desires certain additional rights as set forth herein;

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        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Each of the Investors hereby agrees that, upon execution of the Registration Rights Agreement, it shall be bound by all of the terms and conditions of the Registration Rights Agreement and shall be treated as a Large Original Shareholder thereunder, subject to the additional rights consented to hereunder. In addition, each of the Investors hereby agrees that it shall have no further rights or obligations under the Prior Agreement upon the effectiveness of the Registration Rights Agreement.

        2. Pursuant to Section 2.04(a) of the Registration Rights Agreement, the Company hereby consents to the Transfer of Shares by each Investor during any period in which such Transfer would otherwise not be permitted under Section 2.04(a), provided, however, that to the extent that such Shares to be transferred are Registrable Securities, any such Transfer shall be effected as a Permitted Sale/Transfer and shall count towards the 30% thresholds set forth in
Section 4 below.

        3. Pursuant to Section 2.04(b) of the Registration Rights Agreement, the Company hereby consents to the Transfer of Shares by each Investor during any period in which such Transfer would otherwise not be permitted under Section 2.04(b), provided, however, that to the extent that such Shares to be transferred are Registrable Securities, any such Transfer shall be effected as a Permitted Sale/Transfer and shall count towards the 30% thresholds set forth in
Section 4 below.

        4. Pursuant to Section 2.03 of the Registration Rights Agreement, the Company hereby consents to the Transfer by the Investors of additional Registrable Securities under and in accordance with Section 4.01 of the Registration Rights Agreement as follows:

           a) Commencing on the date of expiration of the IPO Lock-Up Period, the Investors shall be permitted to Transfer an additional 15% of the Registrable Securities that they hold immediately prior to the completion of the IPO (the "Pre-IPO Registrable Securities"), such that the Investors shall be permitted to Transfer a total of 30% of their aggregate Pre-IPO Registrable Securities as of such date;

           b) Commencing on the 180th day following expiration of the IPO Lock-Up Period, the Investors shall be permitted to Transfer an additional 15% their Pre-IPO Registrable Securities, such that the Investors shall be permitted to Transfer an additional of 30% of their aggregate Pre-IPO Registrable Securities as of such date; and

           c) Commencing on the 360th day following expiration of the IPO Lock-Up Period, the Investors shall be permitted to Transfer an additional 15% of their Pre-IPO Registrable Securities, such that the Investors shall be permitted to Transfer an additional of 30% of their aggregate Pre-IPO Registrable Securities as of such date;

           d) The percentage of Registrable Securities permitted to be Transferred pursuant to Section 4.01 of the Registration Rights Agreement and this Section 4 are cumulative, such that if the Investors did not Transfer (whether pursuant to

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     an Offering and/or a Permitted Sale/Transfer) all of the Registrable
     Securities that they are permitted to Transfer during a 180 day period, all such unsold/untransferred Registrable Securities shall accumulate and may be Transferred at any time in the future (whether pursuant to an Offering and/or a Permitted Sale/Transfer);

           e) For purposes of clarifying Section 6.17 of the Registration Rights Agreement, in determining the amount that the Investors are permitted to Transfer pursuant to this Agreement and the Registration Rights Agreement, the holdings of the Investors shall be aggregated and MINC shall have the right to elect whether the Registrable Securities to be Transferred shall be those held by MINC, MCEL or some combination of the two.

       5. If the Company consents to the Transfer by any other Holder of Registrable Securities of a percentage of the Pre-IPO Registrable Securities held by such Holder in excess of (in each case the "Excess Percentage") (a) 30% during the period commencing on the expiration of the IPO Lock-Up Period and ending on the 180th day following the expiration of the IPO Lock-Up Period; (b) 60% during the period commencing on the expiration of the IPO Lock-Up Period and ending on the 360th day following the expiration of the IPO Lock-Up Period; and/or (c) 90% during the period commencing on the expiration of the IPO Lock-Up Period and ending on the 540th day following the expiration of the IPO Lock-Up Period, the Company hereby consents, pursuant to Section 2.03 of the Registration Rights Agreement, to the Transfer by the Investors of additional Registrable Securities up to the amount of the Excess Percentage; provided, however, that this provision shall only apply with respect to Transfers by a Holder that holds greater than 1% of the aggregate Shares of the Company that are outstanding immediately prior to the IPO, not giving effect to any sales in the IPO. By way of example, if a Holder holding more than 1% of the aggregate Shares of the Company immediately prior to the IPO is permitted to sell 70% of the Pre-IPO Registrable Securities held by such Holder on the 200th day following the expiration of the IPO Lock-Up Period, the Company hereby consents to the Transfer by the Investors of an additional 10% of their Pre-IPO Registrable Securities as of such date.

       6. All such Registrable Securities permitted to be Transferred pursuant to Sections 4 and 5 above shall be treated as Released Registrable Securities for purposes of the Registration Rights Agreement commencing on the date such Registrable Securities are permitted to be Transferred pursuant to
Section 4 and 5 above. Any Transfers of such Registrable Securities shall be made in accordance with the provisions of the Registration Rights Agreement.

       7. The Company shall not consent to any amendment or waiver of any provision of the Registration Rights Agreement that adversely affects either or both of the Investors but does not so adversely affect all other parties to the Registration Rights Agreement and the Company agrees that no such amendment or waiver will be effective against the Investors unless such amendment or waiver is approved in writing by such Investor.

       8. The Company has all requisite power and authority to enter into, execute and deliver this Agreement and to perform its respective obligations hereunder. This Agreement has been duly and validly approved by the Board of Directors of the Company and has been duly

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and validly executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against it in accordance with its respective terms. No approval by the shareholders of the Company is required with respect to the execution and delivery by the Company of this Agreement or with respect to the performance by the Company of its obligations hereunder.

       9. Without intending to limit the remedies available to any of the parties hereto, each of the parties hereto agrees that damages at law shall be an insufficient remedy in the event such party violates the terms hereof and each of the parties hereto further agrees that each of the other parties hereto may apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, any of such party's agreements set forth herein.

       10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures and signatures by electronic transmission shall have the same effect as original signatures.

       11. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

       12. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

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      IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.

                                  SEMICONDUCTOR MANUFACTURING
                                  INTERNATIONAL CORPORATION

                                  By:  ___________________________________

                                  Name: __________________________________

                                  Title:  ________________________________

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                                  MOTOROLA, INC.

                                  By: ____________________________________

                                  Name: __________________________________

                                  Title:__________________________________


                                  MOTOROLA (CHINA) ELECTRONICS LIMITED

                                  By: ____________________________________

                                  Name: __________________________________

                                  Title:__________________________________

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